UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a- 6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

INTERDIGITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 14, 2017.

INTERDIGITAL, INC. INTERDIGITAL, INC. 200 BELLEVUE PARKWAY, SUITE 300 WILMINGTON, DE 19809-3727

Meeting Information

Meeting Type:            Annual Meeting

For holders as of:       April 12, 2017

Date:  June 14, 2017        Time:  11:00 A.M., Eastern Time

Location:   Meeting live via the Internet-please visit

   IDCC.onlineshareholdermeeting.com.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit IDCC.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrow  (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

    How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
The Notice and Proxy Statement and 2016 Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 31, 2017 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:

    Before The Meeting:

Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

    During The Meeting:

Go to IDCC.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the election of each of the following nominees:

1.	Election of Directors

Nominees:
1a. Jeffrey K. Belk 1b. Joan H. Gillman 1c. S. Douglas Hutcheson
1d. John A. Kritzmacher 1e. John D. Markley, Jr. 1f. William J. Merritt 1g. Kai O. Öistämö 1h. Jean F. Rankin 1i. Philip P. Trahanas

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	Adoption and approval of InterDigital, Inc. 2017 Equity Incentive Plan.
3.	Advisory resolution to approve executive compensation.
The Board of Directors recommends you vote 1 YEAR on proposal 4:
4.	Advisory vote on frequency of future advisory votes on executive compensation.
The Board of Directors recommends you vote FOR proposal 5:
5.	Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of InterDigital, Inc. for the year ending December 31, 2017.

NOTE: THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE 2017 ANNUAL MEETING OF SHAREHOLDERS, THE PROXY STATEMENT AND THE 2016 ANNUAL REPORT.